UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2004

Date of Report (date of earliest event reported)

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On Tuesday, December 7, 2004 Sonic Innovations, Inc. (the “Company”) will present at the First Albany Annual Growth Conference in New York City, starting at 2:00 p.m. (EST). The presentation will be simultaneously webcast and will be available at www.sonic.com/corporate/reports.php. In the presentation, Andy Raguskus, the Company’s President and Chief Executive Officer, will, among other things, discuss the Company’s outlook for the balance of 2004 and 2005. The slides accompanying the presentation will be available on the above website link at the time of the webcast, and will be archived there through at least December 31, 2004.

Item 9.01. Exhibits.

(a)	Exhibits.

99.1	Sonic Innovations, Inc. press release dated December 7, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2004

SONIC INNOVATIONS, INC.

/s/ Stephen L. Wilson
Stephen L. Wilson
Senior Vice President and Chief Financial Officer